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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-05987; 333-59941; 33-62887; 33-69306) of Michael
Baker Corporation of our report dated June 14, 2004 relating to the financial statements of the Michael Baker Corporation Employee Stock Ownership Plan, which appears in this Form 11-K.

/s/  Schneider Downs & Co., Inc.
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Pittsburgh, Pennsylvania
June 23, 2004